Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT (THIS "AGREEMENT") RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

本认购协议（本"协议"）与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关，并遵循美国1933年证券法及其修订案（"证券法"）下的S条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，该证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法S条例中条款的、根据证券法下有效注册声明的、或根据证券法注册规定的可用豁免、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

SUBSCRIPTION AGREEMENT

认购协议

This Agreement is dated as of October 2, 2025 (the "Execution Date") by and between Helport AI Limited, a British Virgin Islands company (the "Company"), and Youth Spring Limited, a Samoa company (the "Purchaser").

本协议于2025年10月2日（"签署日"）由Helport AI Limited, 一家BVI公司（以下称"公司"）和 Youth Spring Limited, 一家Samoa 公司（以下称"认购人"）所签订。

WITNESSETH:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S ("Regulation S") promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the "Offering").

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2 NOW, THEREFORE , in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows : ީ䇱 㗵 ˖ 䢤 ṵ ˈ ⎾∝ṵ㜓 ॿ䇞 䙫㝈㬥 ઼ 㝈ờ⹝ ṩᦞ 䇱 ∟㲼ᷲ併⛤ 䇱 ∟ẋ㗺 င ઈ ἁ ˄ Ọᷲ ㆰ ⛠ “ 䇱 ẋ ἁ ” ˅ 亱 ⷪ䙫 S 㝈ὲ䙫㝈㬥 ˄ Ọᷲ ㆰ ⛠ “S 㝈ὲ ” ˅ ˈ ⅓ ਨ ⷳ㜂⎸堳⹝ ੁ 䇔䍝 ạ 䬰 ୞ 㜓 ॿ䇞 ᷲ狄Ḕ㛛 䈖㓶 ᧿䘠 䙫⅓ ਨ 䇱 ∟ ˈ 俳 䇔䍝 ạⷳ㜂ẵ⅓ ਨ 䍝Ҡ䈕 ⅓ ਨ 䇱 ∟ ˄ Ọᷲ ㆰ ⛠ “ 䚰 㓖 ” ˅ Ǆ ⧠ ṵ㭋 ˈ ṩᦞ ⹝⎾∝ṵ㜓 ॿ䇞 Ḕ⋬ ਜ਼ 䙫⅘ ਼ ॿ䇞 ǃ 㝈㬥 ઼ 㝈ờ ˄ ⅓ ਨ઼ 䇔䍝 ạ✮䡕 䇔 㔝∗ 䘉 Ẃ⅘ ਼ ॿ䇞 ǃ 㝈㬥 ઼ 㝈ờ⹝䡕 䇔 ⅝ℬ⇭ ᙗ ˅ˈ ⅓ ਨ ⎱ 䇔䍝 ạ ਼᜿ ˖ 1. PURCHASE AND SALE OF CLASS A ORDINARY SHARES, AND RELEVANT RIGHTS 㔬 䬠䘎䉵 䍝Ҡ 㕒 䬰 㖅 メ ᶣ 㓺䊤 ޣᵳ 䊍 1.1 Purchase and Sale of Ordinary Shares . Subject to the terms and conditions set forth 1. herein, the Company is offering to the Purchaser the number of ordinary shares of the Company, par value US $ 0 . 0001 per share (each, an “ Ordinary Share ”, and collectively, the “ Ordinary Shares ” or “ Shares ”), set forth on the signature page herein, for a total purchase price of $ 500 , 000 . 00 (the “ Purchase Price ”) . 1. 㙕 䙊 傈䙫 䍝Ҡ ઼ 䬰 ୞ Ǆ ⎾∝ṵ㜓 ॿ䇞 Ḕ䙫 ᶑ 㬥 ઼ ᶑ ờ ˈ ⅓ ਨੁ 䇔䍝 ạ 䚰 㓖䬰 ୞ ᷧ⮁ ᮠ 憶䙫䥏杉Ở ٬ $0.0001 併K䙫⅓ ਨ 㙕 䙊 傈 ˄ Ọᷲ 〠 “ 㙕 䙊 傈 ”, ᡆ “ 傈䥏 ” ˅ˈ ੁ 䇔䍝 ạ 䚰 㓖䬰 ୞ 䙫㙕 䙊 傈 ާ Ἲ ᮠ 憶 㿱 㜓 ॿ䇞 䙫 ㆮ ⬾ 亥 Ǆ 㙕 䙊 傈䙫 ᙫ 䍝Ҡ Ở Ṭ Ѫ 500,000 併K ˄ ᙫ〠Ѫ “ 䍝Ҡ Ở Ṭ ” ˅ Ǆ 2. Closing . The closing of the transactions contemplated hereby (the “ Closing ”) shall take place on October 2 , 2025 or such other date the Company and the Purchaser may agree upon in writing (such date and time being called the “ Closing Date ” ) . (a) At the Closing, subject to Section 2 below, the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to a bank account of Helport as specified by the Company . All such wire transfer remitted to the Company shall be accompanied by information identifying the Purchaser, the subscription, the Purchaser’s corporate identification number and address ; and (b) At the Closing, the Company shall issue the Shares to the Purchaser and update the Company’s register of members to reflect the issuance of the Shares to the Purchaser. 2. ẋ≙ Ǆ 㜓 ॿ䇞 Ḕ ᤏ䘋 堳䙫ẋ㗺䙫ẋ≙ ˄ Ọᷲ 〠 “ ẋ≙ ” ˅ ᓄ ṵ 2025 ⹛ 10 㛯 2 㗌 ᡆ ⅓ ਨ ઼ 䇔䍝 ạ Җ 杉 ਼᜿ 䙫⅝ẽ㗌㜆 ˈ 䘋 堳 ˄ 䛟 ᓄ 䙫㗌㜆 ઼ ᰦ䰤〠Ѫ “ ẋ≙㗌㜆 ” ˅ ; (a) ✏ẋ≙ ᰦ ˈ ⎾∝ṵᷲ狄䙫 ᶑ 㬥 2 ˈ 䇔䍝 ạ ᓄ Ọ 䬦 堳 ⭥≷ ⽉⻶ ሶ 狏⍚ ਟ ⽾䙫 䍴 憸㔖ế∗⅓ ਨᤷ ⮁䙫 Helport 䬦 堳 䍖ᡧ Ǆ 䘉 Ẃ⽧⅓ ਨ 䙫 ⭥≷ᓄ 䱴 㛰䛟 ޣ ؑ᚟ Ọ䡕 䇔䇔䍝 ạ ǃ 䇔䍝 ᛵ ߥ ǃ 䇔䍝 ạ䙫 㔏 ᷧ䤥 Պ ؑ 䔏Ị ⸱ ઼ ✗✧ Ǆ

3 (b) ✏ẋ≙ ᰦ ˈ ⅓ ਨ ᓄ ੁ 䇔䍝 ạ ਁ 堳傈 ԭ ˈ ᒦ 㛛㖗⅓ ਨ 傈 ь ਽ ޼ Ọ⎴㘇 䈕 ㅹ 傈 ԭ ⷙ ੁ 䇔䍝 ạ ਁ 堳 Ǆ 1 . 3 Demand Registration Right . After the Closing, the Purchaser shall be entitled to a demand registration with respect to the Shares on one occasion and such demand registration right shall terminate on the 6 - month anniversary of the Execution Date . In the event that such demand registration right is exercised, the Company shall prepare, and, as soon as practicable, file with the SEC a registration statement on Form F - 1 or F - 3 under the Securities Act of 1933 (the “ Registration Statement ”) covering the resale of all of the Shares being purchased hereunder . The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable . 3. 奨㰩㳏 ޼ᵳ ∐ Ǆ ✏ẋ≙Ḳ ਾ ˈ 䇔䍝 ạ ᓄ 㛰 ᵳ 奨㰩⅓ ਨ ሩ 傈䥏 䘋 堳ᷧ㬈㳏 ޼ ˈ 䈕 奨 㰩㳏 ޼ 䙫 ᵳ ∐ ᓄ ṵ ㆮ 㖢 㗌 ਾ 6 њ 㛯 ᰦ㓸 㭉 Ǆ 㤕 䈕 奨㰩㳏 ޼ᵳ ∐墒堳ὦ ˈ ⅓ ਨ ᓄ ṩᦞ ǉ 1933 ⹛ 䇱 ∟㲼 Ǌ ↭ ༷ᒦቭ ᘛੁ 併 ഭ䇱 ∟ẋ㗺 င ઈՊ ᨀ ẋ F - 1 ᡆ F - 3 塏 Ṭ 䙫㳏 ޼༠ 㗵 ˄ Ọᷲ ㆰ〠 “ 㳏 ޼༠ 㗵 ” ˅ ˈ ⏥ 䚽㜓 ॿ䇞亩 ᷲ ᡰ 䍝 ޘ 惏傈 ԭ 䙫 䖜 ୞ Ṳ⮃ Ǆ ⅓ ਨ ᓄቭ ᴰ ⤎ ਸ⨶ ⊑⊂ ˈ ׳ ὦ 䈕 㳏 ޼༠ 㗵✏ ਟ 堳䙫 ᛵ ߥ ᷲ ቭ ᘛ 㧧 ⽾併 ഭ䇱 ∟ẋ㗺 င ઈՊ 䙫 ᢩ ↭䔆㔯 Ǆ 4. Right of First Refusal . Subject to applicable securities laws, within 365 days after the Closing, the Purchaser shall have the irrevocable right of first refusal to participate in any equity financing (a “Subsequent Financing”) undertaken by the Company, including any public or private offering of equity, equity - linked, or debt securities, on the most favorable terms, conditions, and price provided for any other investors in the Subsequent Financing . The Purchaser shall have the right, but not the obligation, to subscribe for up to $ 2 , 000 , 000 . 00 worth of the securities issued in such Subsequent Financing . 1.4 ৲о 㜑 ᶕ 㶽 䍴 䙫 ᵳ ∐ Ǆ ✏ 䚥 ⭯ 䘲 䔏 䇱 ∟㲼 㿴 䙫∴ ᨀ ᷲ ˈ 凑ẋ≙Ḳ㗌 䎧 36 5 㗌 ޵ ˈ 䇔䍝 ạ Ẓ㛰ᷴ ਟ᫔ 䬰 䙫 Ո ℯ 䇔䍝ᵳ ˈ ਟ᤹ਾ 㔝 㶽 䍴 Ḕ ੁ ⅝ẽ ᣅ 䍴 俬 ᨀ ᾂ䙫 ᴰ Ո ᜐ ᶑ 㬥 ǃ ᶑ ờ⎱Ở Ṭ ˈ ৲о ⅓ ਨ 䘋 堳䙫ỢἼ傈 ᵳ 㶽 䍴 ˄ “ ਾ 㔝 㶽 䍴 ” ˅ˈ ⋬ ᤜ ỢἼ⅓ ᔰ ᡆ 䦨⋆䙫傈 ᵳ ǃ 傈 ᵳ ᤲ 䫙 ᡆ ٪࣑䇱 ∟ ਁ 堳 Ǆ 䇔䍝 ạ㛰 ᵳ ˄ Ἥ㗇 ѹ࣑ ˅ 䇔䍝䈕 ਾ 㔝 㶽 䍴 Ḕ ਁ 堳Ở ٬ ᷴ嵬 䗷 2,000,000 併K䙫 䇱 ∟ Ǆ 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY 2.  㔗䉵 䱸 䬆㕒㍃ 䇱 The Company represents and warrants to the Purchaser that : ⅓ ਨੁ 䇔䍝 ạ 䱸 䘠઼؍ 䇱 ˖ 1. The Company is duly incorporated in the British Virgin Islands and is validly existing in good standing under the laws of the British Virgin Islands . The Company and each of its direct and indirect subsidiaries that have been consolidated with the Company in its audited financial statements for the year ended June 30 , 2024 or any such entity subsequently acquired (each, a “Subsidiary”, and collectively, the “Subsidiaries”) are not in violation of any of the provisions of their respective articles of incorporation, by - laws or other organizational or charter documents, each as amended where applicable (the “ Internal Documents ”) . Each of the Company and Subsidiaries is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its respective properties or the conduct of its respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis.

2.1 公司在BVI依法成立并在BVI法律下合法存在并有良好的经营持续性。公司及每一个合并进其经审计的2024年6月30日结束的财政年度的财务报表的直接子公司和间接子公司，或者任何一个随后被合并的实体（每一个称为一个"子公司"），均没有违反它们各自的公司成立协议、公司章程或其他组织或章程类文件及可能的经过修订的此类文件（称为"内部文件"）中的任何条款。公司及其任何一个子公司在其每个有资产和商业行为的管辖区内都具有合法资格作为外国公司进行经营并有良好的经营持续性，除了一些管辖区，如果公司不能在这些区域内有合法资格经营也不会在财务报表合并的基础上对公司的商业行为、资产、负债、经营结果、情况（财务或其他）、财产或其他方面产生重大不良影响。

2.2 Each of the Company and Subsidiaries has all power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the SEC Reports (as defined herein). The Company has all power and authority to (i) enter into and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company's obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.2 公司及其每一个子公司都拥有全部的权力和授权以进行其目前正在进行和证交会报告（见协议中定义）中描述的将进行的商业行为。公司拥有全部的权利和授权（i）签订和履行本协议下的义务；以及（ii）发行、销售和送达股票。本协议的签署和递送以及股票的发行、销售和送达都已经过所有必要的公司行为合法授权。一旦签署并送达，本协议将构成对于公司有效和有约束力的执行义务，除非受到适用的破产、解散、重组、延期偿付或其他目前或之后生效的相似的，与债权人的权利相关或会对其造成影响的法律的限制，包括和欺诈性转移和优先转让相关的法规和其他法律的影响，但不包括本协议中没有表述的公司按照证券法和受制于一般性的衡平法原则的限制进行补偿和分担的义务的可执行性（无论这一可执行性是在法律或衡平法的程序下讨论）。

2.3 The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issuance thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

2.3 股票将是合法有效发行的、缴足股款并不加缴的，且没有所有和发行有关的税

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收或留置权，并且不受制于公司的股东和/或其他个人的优先购买权、优先承购权和/或其他相似权利。

2.4 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company's operations.

2.4 不存在任何和公司或其财产有关的，未决的或在公司知道的范围内可能针对公司的法庭或政府机构、权力机关或主体或仲裁机构行为、诉讼，可以合理预期到（i）将会对本协议的执行或协议中拟进行的交易造成重大不良影响，和/或（ii）将会对公司的经营造成重大不良影响。

2.5 The Company is not (i) in material violation or material default of any provision of its Internal Documents; (ii) in default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) in default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.5 公司没有（i）违反或违背其内部文件的任一条款；（ii）违反或违背任何公司在其中作为一方当事人的或受到约束的或其财产受到约束的债券、合同、租赁合同、保证、契约、票据协议、贷款协议或其他协议、义务、条件、契约或融资工具的任何条款；和/或（iii）违反或违背对公司或其任何财产拥有管辖权的法庭、监管主体、管理机构、政府主体、仲裁机构或其他权力主体的适用于公司的的任何法规、法律、规则、条例、判决、法令。

2.6 Assuming the accuracy of the Purchaser's representations and warranties set forth in this Agreement, the Company is not required (i) to register the offer and sale of the Shares to the Purchaser in the manner contemplated herein under the Securities Act, or (ii) to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including The Nasdaq Stock Market LLC) or other person in connection with the execution, delivery and performance of this Agreement, except that, if required by the Nasdaq Listing Rules, the Company will submit a Listing of Additional Shares Notification Form to Nasdaq in connection with the transactions contemplated hereby.

2.6 假设本协议下文认购人的陈述和保证的准确性，公司不需要（i）在证券法下注册按照本协议的方式拟对认购人进行的股票邀约和出售，（ii）获取任何法院或其他联邦、州、地方或者其他政府机构和自治机构（包括纳斯达克股票市场）的，或者任何与本协议签署，送达和履行相关的人士的任何同意，豁免，授权或者决议，送达任何通知，进行任何备案或注册，除非，如果纳斯达克上市规则要求，公司将向纳斯达克提交与本协议项下交易相关的《额外股票上市通知表》。

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6 2 . 7 The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets . Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares . 7. 㜓 ॿ䇞 䙫 ㆮ 㖢઼䘱 䗮 Ọ⎱ ᤏ ṩᦞ 㜓 ॿ䇞䘋 堳䙫ẋ㗺ᷴ Պ ઼ ỢἼ 䘲 䔏ṵ⅓ ਨᡆ ⅝ 䍒ӗ ᡆ 䍴ӗ 䙫 ؍ 䇱 ǃ ٪ ∟ ǃ 䧆 䍱 ਸ਼ᡆ ⅝ẽ ਸ਼ᡆ㶽 䍴 ⷌ ާ ǃ 䇨 ਟ ǃ ⢩ 䇨ᵳ ǃ 㓿䬰ᵳ ǃ ᢗ ➗ ǃ ∋ ߣ ǃ 㲼ị ǃ 㲼 㿴 ǃ 㲼⽲ ǃ 㿴ࡉ ᡆ ᶑ ὲ䛟↙䩨 ˈ Ṇᷴ Պ 䙐ᡀ઼ 㭋䛟 ޣ 䙫 䘍㓖 ˄ 㗇 䇪 㘖 ੖ ⽾∗ 䙊⸕ᡆ 㓿䗷ᰦ䰤 ᧘ 䧢 ˈ ᡆ є 俬 ᳗ 㛰 ˅ ᡆ ⻼ 䎧 ỢἼ ѹ࣑ 䙫 㓸 㭉 ǃ ⎽ ⎸ᡆ ⊇ 䙏 ˈ ᡆ䙐ᡀ 憴⤎∐䚱䙫 ᦏ ⤘ Ǆ 㜓 ॿ䇞 䙫 ㆮ 㖢઼䘱 䗮 Ọ⎱ ᤏ ṩᦞ 㜓 ॿ䇞䘋 堳䙫ẋ㗺惤ᷴ Պሬ 凛 ઼ 傈䥏䛟 ޣ 䙫 ᣵ؍ ᵳ 䚱 Ǆ 8. Securities Compliance and Restricted Shares . All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act . 8. ㅖਸ 䇱 ∟㲼䙫 㿴 ⮁Ọ⎱⎾ 䲀 ∝傈䥏 Ǆ ᡰ 㛰傈䥏✮ Ѫ ṩᦞ 䇱 ∟㲼⅓ⷪ䙫 ㅜ 144 ᶑ 㿴ࡉ Ḕ⮁ ѹ 䙫⎾ 䲀 ∝傈䥏 Ǆ 9. No General Solicitation . Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D) . 9. 㗇ᷧ 㡜 ࣍䈡 Ǆ ⅓ ਨᡆ ỢἼỊ塏⅓ ਨ 䙫 њ ạ✮ ⋑ 㛰憮⎽ᷧ 㡜 ࣍䈡 ᡆ ⅓ Շ ⹦ ੺ ˄ D ᶑ ὲᷲ⮁ ѹ ˅ 䙫㖠⻶ 䚰 㓖 ᡆ 䬰 ୞ 傈䥏 Ǆ 10. Certain Fees . Brokers fees, finder’s fees or financial advisory fees or commissions may be payable by the Company with respect to the transactions contemplated by this Agreement . The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement . 11. ⢩ ⮁ 䍩 䔏 Ǆ ⅓ ਨਟ 僤曧奨 ሩ ṩᦞ 㜓 ॿ䇞 ᤏ 䘋 堳䙫ẋ㗺㔖ế䛟 ය ḔẲ 䍩 䔏 ǃ Ὂ 憸 䍩 䔏 ᡆ㶽 䍴亮䰞䍩 䔏 ᡆᨀᡀ Ǆ ሩ ṵ᷵㜓 ॿ䇞 ᤏ 䘋 堳䙫ẋ㗺㛰 ය 䙫ỢἼ 䍩 䔏 ˈ ᡆ 䔘ẽạ ᡆ Ị塏 ẽạ ቡ 㜓䫇 㢲 Ḕ ᨀ ⎱䙫ỢἼ ㊫ ❲䙫 䍩 䔏俳 ᨀ ⇡䙫ỢἼ ㍒ 䎄 ˈ 䇔䍝 ạ✮ᷴ ᢯ᣵ 䍓 Ợ Ǆ 11. As of their respective dates, all reports and registration statements (the “SEC Reports”) filed or furnished by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading . The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash

7 flows for the periods then ended, subject, in the case of unaudited statements, to normal, year - end audit adjustments . To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the date hereof . 11. ⅓ ਨᨀ ẋ ᡆᨀ ᾂ 㔉䇱 ẋ Պ 䙫 ᡰ 㛰 ᣕ ੺઼ 㳏 ޼༠ 㗵 ˄ ਸ 〠 “ 䇱 ẋ Պᣕ ੺ ” ˅ ˈ 㮶ᷧ㬈䔚 ᣕ ᰦ ˈ ✏ ᡰ 㛰憴⤎㖠杉✮ 䚥 ⾑ 䇱 ∟㲼 ઼ 併 ഭ 1934 ⹛ 䇱 ∟ẋ㗺㲼⎱⅝ ؞ 䇒 Ṹ ˄ “ ẋ㗺㲼 ” ˅ Ọ⎱ 䇱 ẋ Պ ✏⅝Ḕ 亱 ⷪ䙫 㿴ࡉ ઼ 㿴 ⮁䙫奨㰩 ˈ ᒦ ᷻✏ ᨀ ẋ ᰦ ˈ 䇱 ẋ Պᣕ ੺ Ḕᷴ⬿✏ ሩ 憴⤎Ṳ ᇎ 䙫ᷴ ᇎ䱸 䘠 ˈ Ṇ ⋑ 㛰 䚇 ┿ 憴⤎Ṳ ᇎ ᡆ ⾬奨䙫 ؑ᚟ ˈ 䘋 堳 䈟ሬ Ǆ 䇱 ẋ Պᣕ ੺ Ḕ ᡰ ⋬ ਜ਼ 䙫⅓ ਨ 䍒࣑ᣕ 塏 ˈ ✏ ᡰ 㛰憴 ⤎㖠杉 ˈ ✮ 䚥 ⾑ ᡰ䘲 䔏䙫 Պ䇑㿴ࡉ 奨㰩 ઼ ✏ ᨀ ẋ ᰦ 䔆㔯䙫 䇱 ẋ Պ 䙫 㿴ࡉ ઼ 㿴 ⮁ ˈ ᒦ ᷻ ⵏᇎ ⎴㘇 䈕 ⭊⺍ ޵ ⅓ ਨ 䙫 䍒࣑⣦ߥ ˈ 㓿㩕⣦ߥ ઼ 䈕 ⭊⺍ 㔃 㝆 ᰦ 䙫 ⧠ 憸 ⍱ ˈ Ἥ✏㜑 㓿ᇑ䇑 䙫 䍒࣑ᣕ 塏䙫 ᛵ ߥ ᷲ ˈ ᓄ Ọ㭊⸟⹛⺍ 㔃 㝆 ᰦ 䙫 䈳 㕛 ᮠ ᦞ Ѫ ↭ Ǆ ᦞ ⅓ ਨᡰ⸕ ˈ ✏ỢἼ 䇱 ẋ Պᣕ ੺ᨀ ẋ ᰦ ˈ ᷴ⬿✏ ሩ䇱 ẋ Պ ⅓ ਨ 憸 㶽 惏 㙼ઈ ⇡ ާ 䙫 䇴䇪 ؑ Ḕ憴⤎䙫㜑 ߣ 䙫 䇴䇪 Ǆ 12. The Company’s Ordinary Shares (other than the Ordinary Shares to be purchased under this Agreement) are registered pursuant to Section 12 (b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “HPAI . ” There is no suit, action, proceeding, or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Ordinary Shares or prohibit or terminate the listing of the Ordinary Shares on the Nasdaq Capital Market . The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act . 13. ⅓ ਨ 䙫㙕 䙊 傈 ᤹➗ 䇱 ∟㲼 12 ˄ b ˅ ᶑ䘋 堳䙢 䇠 ˈ ᒦ ᷻✏ 㓣 㖖 䗮 Ⅎ 䍴 㜓ⷩ ൪ ᷱⷩẋ㗺 ˈ 傈䥏Ị ⸱Ѫ “HPAI” Ǆ ᦞ ⅓ ਨᡰ⸕ ˈ ᷴ⬿✏ỢἼ㜑 ߣ 䙫 䇹䇬 ᡆ 䈳ḕՊ ὦ 㓣 㖖 䗮 Ⅎ 䍴 㜓ⷩ ൪ ᡆ 俬 䇱 ẋ Պ 㳏 䬰 ⅓ ਨ 䙫㙕 䙊 傈 ᡆ 䥨㭉 ᡆ 㓸 㭉⅓ ਨ 㙕 䙊 傈✏ 㓣 㖖 䗮 Ⅎᷱⷩ Ǆ ⅓ ਨ 㜑憮⎽ẋ㗺㲼ᷲ䙫ỢἼ㗏✏ 㓸 㭉㙕 䙊 傈㳏 ޼ 䙫堳 ࣘ Ǆ 14. The Company is not, and immediately after the Closing, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940 , as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297 (a) of the U . S . Internal Revenue Code . 2.13 ⅓ ਨ ⧠ ✏ᷴ㘖 ˈ ᒦ ᷻✏ẋ≙Ḳ ਾ ˈ ᷴ Պ ᡀ Ѫ ˄ i ˅ 1940 ⹛ ᣅ 䍴 ⅓ ਨ 㲼 Ṹ ⎱⅝ ؞ 㭊 Ṹ ⮁ ѹ ᷲ䙫 “ ᣅ 䍴 ⅓ ਨ ” ᡆ 俬 ˄ 2 ˅ 併 ഭ〾 㲼⅟ 1297 ˄ a ˅ ᶑ ᷲ⮁ ѹ 䙫 ⎸ ᶱ ⣽ ഭ ᣅ 䍴 ⅓ ਨ Ǆ 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER 3 䇔䍝 ᵸ 䉵 䱸 䬆㕒㍃ 䇱 The Purchaser hereby represents and warrants to the Company as follows : 䇔䍝 ạ✏㭋 ੁ ⅓ ਨ 䱸 䘠઼؍ 䇱 ˖ 1. Organization . The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of its jurisdiction with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder .

3.1 组织。认购人为在其管辖区内依法设立的有限责任公司，并拥有完整的权利或类似权力和授权以签署和履行本协议中拟进行的交易或履行其在本协议或其他协议中的义务。

3.2 Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being offered to it hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary company actions, and no further consent or authorization of the Purchaser or its members or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof.

3.2 授权。认购人有签署和履行本协议以及购买依本协议向其销售的股票所需的权力和授权。认购人对本协议的签署、送达和履行和完成在此由所有必要的公司、合伙制企业或有限责任公司行为合法有效授权，不需要再由认购人或其董事会、股东会、合伙人、成员或经理进一步依情况同意或授权。本协议已被合法有效授权、签署和交付给认购人，并已构成或将在执行并交付后构成认购人有效和具有约束力的义务，可根据其条款对认购人执行。

3.3 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

3.3 完全为本人购买。本协议是根据认购人对公司的陈述与认购人签订的。根据认购人对本协议的签署，认购人在此确认此股票是认购人为其本人而非作为代名人或代理人所购买，也非为了对其任何部分进行再销售或分销而购买，认购人目前没有意图对此股 票进行销售、部分授权或分销。根据认购人对本协议的签署，认购人进一步确认认购人目前没有和任何人有合同、保证、协议或安排以向其或第三方销售、转让或准许参与投资此股票。

3.4 Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

3.4 认购人经验。认购人单独或与其代表人一起，拥有足够的商业和金融知识、复杂度和经验以评估对此股票未来投资的实质和风险，并已按此做出评估。

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3.5 Ability to Bear Risk. The Purchaser understands and agrees that purchase of the Shares is a high-risk investment and the Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Purchaser represents that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

3.5 风险承担能力。认购人理解并同意对此股票的购买是具有高风险的投资，认购人有能力支付并承担在具有本公司风险和目标的投机性企业中的投资，包括该投资完全损失的风险。认购人必须无限期地承担在本股票中投资的相当的经济风险，因为除非之后本股票按照证券法案或州证券法进行注册或适用于这些注册相关的豁免条款存在，股票无法被销售、抵押或以其他形式处置。认购人表示有能力承担于此股票中的投资并有能力负担此投资的完全损失。

3.6 Disclosure of Information. The Purchaser has been given access to full and complete information regarding the Company and has utilized such access to the Purchaser's satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. In particular, the Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as the Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company's business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.6 信息披露。认购人已获取关于公司全部和完整的信息渠道，且已以认购人可合理要求获取关于公司的这些信息为目的而使用了该渠道。特别的，认购人：（i）已收到并完整阅读和评估了本协议中的所有披露；并（ii）得到合理的机会以审阅认购人要求的文件并询问关于股票条款和条件以及公司的经营和事务相关的问题，认购人已从公司代表处得到了这些问题的解答，也得到合理的机会获取合理存在的关于公司经营的额外信 息。认购人得到的这些额外信息足以使其对此投资的性质和得到的信息的准确性进行进一步的理解。认购人表示其已经获得了其认为与此投资决定有重大联系的所有事宜有关的足够信息。

3.7 No other documents. In evaluating the suitability of an investment in the Shares, the Purchaser has not relied upon any representation or other information (oral or written) other than the SEC Reports or as stated in this Agreement.

3.7 无其他文件。在评估对公司投资的合适性时，除了证交会报告，认购人并未依赖于此协议中陈述之外的其他任何口头或书面陈述或信息。

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10 3 . 8 Use of Purchase Price . The Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of such use . 8. 䍝Ҡ Ở Ṭ 䙫ὦ䔏 Ǆ 䇔䍝 ạ ⨶ 姊 ǃ ᢯ 䇔ᒦ ਼᜿ ⅓ ਨ㇑⨶ ቲᤕ 㛰ὦ䔏 䍝Ҡ Ở Ṭ 䙫ὦ 䔏㖠⻶ ઼㣡 䬰ᰦ䰤 䙫 অ⤜ ઼ 㔍ሩ ∋ ᯝᵳ Ǆ 9. Restricted Securities . The Purchaser understands that the Shares have not been registered under the Securities Act . The transaction contemplated herein is by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein . The Purchaser understands that the Shares are “restricted securities” under applicable U . S . federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available . The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, except as provided in Section 1 . 3 hereof . The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy . 10. ⎾ 䲀 ∝ 䇱 ∟ Ǆ 䇔䍝 ạ ⨶ 姊㭋傈䥏䛕∴ ⋑ 㛰ᾄ ᦞ 䇱 ∟㲼 Ṹ 䘋 堳㳏 ޼ ˈ ⅝⎆⛇㘖 䇱 ∟㲼 Ṹ Ḕ䙫ᷧ ᶑ ⢩ ⮁ 䉱 ℴ ᶑ 㬥 Ǆ 㭋 ⢩ ⮁ 䉱 ℴ ᶑ 㬥⎽ ߣ ṵ 䇔䍝 ạ✏㭋 ॿ䇞 塏䤡䙫 ᣅ 䍴 ᜿ᝯ 䙫 ⵏᇎ ᙗ઼ ⅝ 䱸 䘠 䙫↭䡕 ᙗ ˈ Ọ⎱⅝ẽ⛇ ㍐ Ǆ 䇔䍝 ạ ⨶ 姊㭋傈䥏㘖 䘲 䔏䙫併 ഭ㚄 䛖઼ ⷅ 䇱 ∟ 㲼ᷲ䙫 “ ⎾ 䲀 ∝ 䇱 ∟ ” ˈ ᷻ ṩᦞ 䘉 Ẃ㲼⽲ ˈ 䇔䍝 ạ⾬ 享 㗇 䲀 㜆✗ ᤱ 㛰傈䥏䛛∗㭋傈䥏 ੁ 併 ഭ 䇱 ∟ẋ㗺 င ઈՊ 㳏 ޼ᒦ ⽾∗ⷅ ᵳ ⊂㜡 ޣ 䙫 䇔 ਟ ˈ ᡆ 䛟 ޣ 䙫㳏 ޼ ઼ ᇑ Ṩ 奨㰩Ḕ㛰 䉱 ℴ ᶑ 㬥⬿ ✏ Ǆ 䲔 㜓 ॿ䇞 ㅜ 1 . 3 㬥䙫 㿴 ⮁⣽ ˈ 䇔䍝 ạ ᢯ 䇔 ⅓ ਨ ⋑ 㛰 ሩ 傈䥏 䘋 堳㳏 ޼ ᡆ䙊 䗷ᇑ Ṩ 䙫 ѹ ࣑ Ǆ 䇔䍝 ạ 䘋 ᷧ㭌 ᢯ 䇔 ྲ 㞃䛟 ޣ 䙫㳏 ޼ ઼ ᇑ Ṩ 奨㰩Ḕ㛰 䉱 ℴ ᶑ 㬥⬿✏ ˈ 䘉 Ẃ 䉱 ℴ ᶑ 㬥 ሶ Ọ ⤁ 亩 奨㰩 Ѫ ∴ ᨀ ˈ ⋬ ᤜ Ἥᷴ 䲀 ṵ ˈ 䬰 ୞ ᰦ䰤 ઼ 㖠⻶ ǃ 傈䥏䙫 ᤱ 㛰㜆 ઼ о ⅓ ਨ 㛰 ޣ Ἥᷴ⎾ 䇔 䍝 ạ ᧗ ∝䙫奨㰩 ˈ ⅓ ਨ ⋑ 㛰 ѹ࣑ ᷻ ਟ 僤㗇㲼 ┑ 嶚 䘉 Ẃ奨㰩 Ǆ 10. No General Solicitation . The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement . 11. 㗇ᷧ 㡜 ࣍䈡 Ǆ 䇔䍝 ạ 䍝Ҡ 㭋傈䥏 ᒦ ᷴ㘖⛇ Ѫ ỢἼ✏ỢἼ ᣕ㓨 ǃ ᵲ ⾾ ᡆ ⅝ẽ⩹ Ἲᷱ ਁ 塏䙫 ᡆ ✏ ⭥㿶 ᡆ ⹦ ᫝ ᷱ ᫝ 㔥䙫 ᡆ ✏ỢἼ Պ䇞 ᷱ 䱸 䘠 䙫⹦ ੺ ǃ 狄䫇 ǃ 䙊⸕ᡆ ⅝ẽ ޣ ṵ 㭋傈䥏䙫 ؑ᚟ᡆ ⅝ẽᷧ 㡜 ࣍䈡 ᡆ ᷧ 㡜 ⹦ ੺ Ǆ 12. Residence . The Purchaser is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are the

11 Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) . 11. ት ἶ✗ Ǆ 䇔䍝 ạ㘖 ㆮ ⬾ 亥 ᷱ ᡰ ປ 䙫 ഭ ⮝䙫 ⵏᇎ ት 㯸 ˈ ᷻䛕∴ ⋑ 㛰 ᡀ Ѫ ⅝ẽỢἼ ⷅ ǃ ഭ ⮝ ᡆ㇑ 䗆४ ት 㯸䙫 ᜿ᝯ ˈ ⏍⣽ ㆮ ⬾ 亥 ᷱ䙫✗✧ ઼ 䤥 ؍ ਧ ᡆ њ Ἲ 㓣〾 ạ 䇶࡛ਧ ˄ ᡆ ⅝ ẽ 䘲 䔏 ਧ⸱ ˅ 㘖 䇔䍝 ạ䙫 ⵏᇎњ ạ ᡆ୶ ъ ✗✧ ઼ 䤥 ؍ ਧ ᡆ њ Ἲ 㓣〾 ạ 䇶࡛ਧ ˄ ᡆ ⅝ẽ 䘲 䔏 ਧ⸱ ˅ ᡆ ⅝ 䳷 Ḣ 䇶࡛ਧ / ⅓ ਨ 㓣〾 ạ 䇶࡛ਧ ˄ ᡆ ⅝ẽ 䘲 䔏 ਧ⸱ ˅ Ǆ 12. The Purchaser has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, or that the Shares are registered under the Securities Act and in compliance with the other requirements of applicable laws, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, or that the Shares are registered under the Securities Act, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted . 12. 䇔䍝 ạⷙ⽾∗ ය ṵ㭋傈䥏䙫ẋ㗺 䲀 ∝Ọ⎱ὦ䔏䙫 䇱 ∟㲼 㿴 ⮁䙫ⅴ 䬰 ୞䲀 ∝䙫 ⊂ 狏⻡ 䇞 ˈ 䡕 䇔 ⅓ ਨᡆ ⅓ ਨ Ị塏 ἐ 㛰 ሩ ⅝ὃ⇡᷵㭋䛟 ය 䙫 䱸 䘠 ˈ ᢯ 䇔 ය ṵ㭋 ᣅ 䍴 䙫梵 䲙 Ọ⎱⅝ ਟ 僤 㗇㲼✏ὦ䔏䙫 䲀 ∝㜆 㔃 㝆 ઼ ┑ 嶚⅝ẽ 䘲 䔏㲼⽲䙫奨㰩Ḳ∴ ሩ 㭋傈䥏 䘋 堳ⅴ 䬰 ୞ ˈ 䲔 狠✏ 䘲 䔏䙫 䇱 ∟狏㲼 ઼ ⴁ ㇑ 㔦 ㆆ Ḕ㛰 䉱 ℴ㝈㬥 ˈ ᡆ 俬㭋傈䥏ᾄ ᦞ 䇱 ∟㲼 Ṹ 墒㳏 ෋ ˈ ᢯ 䇔䇔䍝 ạ ˄ ᡆ ⅝ẽ᷵ 䇔䍝 ạ ㆮ䇒 䛟 ය ਸ਼ 䙫ạ ˅ অ ⊂ ሩ ṭ姊 䘉 Ẃẋ㗺 䲀 ∝ অ ⊂ 䍏䍓 ˈ 䇔䍝 ạ ሩ 䚥 ⭯ 䛟 ය ⅴ 䬰 ୞䲀 ∝ অ ⊂ 䍏䍓 ˄ ⅓ ਨ ᷴỌỢἼ㖠⻶ ሩ 㭋 䍏䍓 ˅ ˈ 䇔䍝 ạ ⸕ 㘺⅝ ਟ 僤㗇㲼 ሩ 㭋傈 䥏 䘋 堳ⅴ 䬰 ୞ ˈ 䲔 狠 䘲 䔏䙫 䇱 ∟㲼㛰㛰 䲀 䙫 䉱 ℴ㝈㬥 ˈ ᡆ 俬㭋傈䥏ᾄ ᦞ 䇱 ∟㲼 Ṹ 墒㳏 ෋ ˈ ᷻⅝ ਼᜿ ỢἼ㭋傈䥏䙫傈䥏 䇱Җ ᷱ ਟ 僤 ᑖ 㛰塏㗵㭋 䇱 ∟ⅴ 䬰 ୞䲀 ∝䙫ẋ㗺 䲀 ∝ 䈤 㗵 Ǆ 13. The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development ; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms ; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser . 3.13 ⅓ ਨਟ 僤✏ ᑗ᮶ Ѫ ṭ⎸ ኅ ⅓ ਨ ḁ⊈ ઼ Ѫ ⅝㭊✏ 䘋 堳䙫⎸ ኅᨀ ᾂ 䍴 憸俳 䘋 堳 仍 ⣽ 㶽 䍴 ˈ ⋬ ᤜ 亩 䛕 㶽 䍴 ˗ ᷴ ؍ 䇱䘉 ṧ 䙫 㶽 䍴 ᡆ 亩 䛕 㶽 䍴 ᑗ ἁ⬿✏ ˈ ྲ 㞃⬿✏ ˈ ἁ㛰 ਸ⨶ 䙫㝈㬥 ˗ ྲ 㗇㲼 䙊 䗷٪ ∟ ᡆ 傈䥏 㶽 䍴 ᡆ ⅘ ਼ᣅ 䍴 䙫㖠⻶ 㧧 ⽾嶚⤆䙫 仍 ⣽ 䍴 憸 ˈ ᑗ ἁ ࿘ 䡴⅓ ਨ ḁ⊈䙫 ᤱ

12 㔝 ⎸ ኅ ˈ ⏍⣽ỢἼ 䘉 ṧ 䙫㜑 ᮶ 㶽 䍴 ਟ 僤ἁ ሩ⧠ ✏䙫 䇱 ∟ ᡰ 㛰俬 ӗ 䔆䧧 䟺 㔯 ᓄ ˈ ⋬ ᤜ 䇔䍝 ạ Ǆ 3 . 14 The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Shares are subject . 14. 䇔䍝 ạ ሩ 䚥 ⭯ ᡰ 㛰㭋傈䥏⎾∝ṵ䙫 䘲 䔏䙫 ᤱ 㛰㜆 ઼ ⅴ 䬰 ୞䲀 ∝ ⊂ 狏 䍏䍓 ˄ ⅓ ਨ ᷴỌỢ Ἴ㖠⻶ ሩ 㭋 䍏䍓 ˅ Ǆ 15. The Purchaser understands that the purchase of the Shares is a highly speculative investment and that an investment in the Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Shares . 15. 䇔䍝 ạ ⨶ 姊 䍝Ҡ 㭋傈䥏㘖 ާ 㛰⽯檿 ᣅ 㜡 ᙗ 䙫 ᣅ 䍴 ˈ ሩ 㭋傈䥏䙫 ᣅ 䍴 ⏑ 䘲ਸ ṵ ༽ᵲ 䙫 ᣅ 䍴 俬 ˈ ᷻奨㰩 ᣅ 䍴 俬 ާ 㛰 ᧕ ⎾⤘⎢ ޘ 惏 ᡆ ⇇ḵ ޘ 惏 ᣅ 䍴 ǃ ✏㜓⅓ ਨ Ḕ ᣅ 䍴 䙫 仾䲙 ઼⍱ ࣘ ᙗ 㕪 Ḷ䙫 㓿⍾ 僤⊂ ઼᜿ᝯ Ǆ 16. Confidential Information . The Purchaser agrees that the Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of the Purchaser or his or its employees or representatives ; (ii) becomes part of the public domain other than by a breach of this Agreement ; (iii) becomes known by the action of a third party not in breach of a duty of confidence ; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction ; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of the Purchaser in connection with the Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of the Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this section . 16. ؍ᇶؑ᚟ Ǆ 䇔䍝 ạ ਼᜿ 䇔䍝 ạ ઼ ⅝ 䳷 ઈ ǃ Ị ⨶ ǃ Ị塏 ሶሩӾ ⅓ ਨṩᦞ 㭋 ॿ䇞 ᨀ ᾂ䙫 䍒 ࣑ᣕ 塏 ǃ ᣕ ੺઼ ⅝ẽ㜷㖀Ḕ⽾∗䙫 ؍ᇶؑ᚟ 䘋 堳 ؍ᇶ ˈ ᷻ᷴ Պ ᣛ 朙 ǃ 㲫朙 ઼ ὦ䔏 䘉 Ẃ ؑ᚟ ˄ 䲔 狠㘖 Ѫ ṭ巆帑⅝✏⅓ ਨ Ḕ䙫 ᣅ 䍴 ˅ˈ 䲔 狠 䘉 Ẃ ؑ᚟ 㘖 ˖˄ i ˅ ✏㜑⛇ Ѫ䇔䍝 ạ⎱⅝ 䳷 ઈ䗷䭉 䙫 ᛵ ↜ᷲ Ѫ ⤎Ỿ ᡰ⸕ 㘺 ˗˄ ii ˅ ✏ᷴ㘖⛇ 䘍 傳㭋 ॿ ⮁䙫 ᛵ ↜ᷲ ᡀ Ѫ ⅓⅘ 亶 ⟆䙫ᷧ惏⇭ ˗˄ iii ˅ ✏ᷴ㘖⛇ Ѫ ㅜ ᷰ 㖠 䘍 傳 ؍ᇶ 䍓 Ợ 䘋 堳䙫堳 Ѫ 䙫 ᛵ ߥ ᷲ Ѫ ạ ᡰ⸕ ˗ ᡆ ˄ iv ˅ ⛇ ㅜ ᷰ㖠✏ 䘲 䔏 ㇑ 䗆४ 䙫 䘲 䔏㲼⽲ ǃ 㔦⺃ ߣ䇞 ǃ ᡆ 㲼⺔ ߣ ⮁䙫奨㰩ᷲ俳墒 ᣛ 朙 ˗ Ἥ㘖 ˈ 䇔䍝 ạ ਟ Ọ ˄ i ˅ ੁ ⅝⽲ ᐸ ǃ Պ䇑ᐸ ઼ ⅝ẽ ઼ ሩ 㜓⅓ ਨᣅ 䍴 䛟 ޣ 䙫 уъ ạ ઈ ˈ˄ ii ˅ ੁ ỢἼ ਟ 僤䙫㔝∗ℨ 䇨 䙫㭋 䇱 ∟䙫ẋ㗺㖠 ˈ ᡆ ˄ iii ˅ ੁ 䇔䍝 ạ䙫ᷧ 㡜ਸ Չ ạ ᡆ䱴 ኎ ḢἺ ᣛ 朙 䘉 Ẃ ؑ᚟ ˈ ⏑奨 ਟ 僤䙫ẋ㗺㖠 ਼᜿ ⎾∗㜓 ᶑ 㬥䙫 䲀 ∝ Ǆ 17. Regulation S Exemption . The Purchaser acknowledges and agrees that none of the

Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and federal securities laws. The Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

3.17 S 条例豁免条款。认购人确认且同意股票未根据证券法或美国任何州"蓝天"证券法注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册，不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州及联邦证券法的情况除外。认购人理解，将要向其提供并出售的股票依赖于美国联邦和州证券法中S条例规定的注册要求的豁免。公司将依赖于认购人在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与目的决定豁免条款在其中的适用性和认购人获得股票的适当性。就这点而言，认购人陈述，保证并同意：

(i) The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A "**U.S. Person**" means any one of the following:

(i) 认购人非美国人士，也非公司的关联人士（根据证券法501（b）条款的定义），且认购人购买的股票不为美国人士的目的或利益。"**美国人士**" 定义为下列中的任意一种：

(A) any natural person resident in the United States of America;

(A) 任何在美国的自然人居民；

(B) any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(B) 基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C) any estate of which any executor or administrator is a U.S. Person;

(C) 以美国人士为执行人或管理人的任何财产；

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(D) any trust of which any trustee is a U.S. Person;

(D) 受托人是美国人士的任何信托；

(E) any agency or branch of a foreign entity located in the United States of America;

(E) 任何位于美国的外国机构的代理人或分支；

(F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(F) 任何经纪人或其他受托人拥有的，为美国人士的利益所设的非全权买卖账户或类似账户（除财产或信托）；

(G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(G) 任何经纪人或其他受托人设立、组成的或（如果是个人）居民拥有的全权买卖账户或类似账户（除了财产或信托）；

(H) any partnership, company, corporation or other entity if:

(H) 任何合伙企业，组织、公司或其他实体，如果其：

(1) organized or incorporated under the laws of any foreign jurisdiction; and

(1) 基于任何外国管辖地的法律设立或组成；和

(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2) 由美国人士以证券法中投资未注册的证券为主要目的， 除非是由非自然人，财产或信托的实体的合资格投资者（根据证券法第501（a）条款）设立或组成或拥有 。

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(ii) 在此协议开始沟通和签署日和协议的交付日时，认购人在美国境外。

(iii) The Purchaser realizes that the basis for the exemption may not be present if,

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notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

(iii) 认购人了解，尽管作出相关陈述，但如果认购人认购仅意图为在未来一定期间内持有股票、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存在。认购人没有上述意图。

(iv) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, unless such Shares have been registered for resale pursuant to the Securities Act, or otherwise in a manner that is not in compliance with Regulation S.

(iv) 认购人不会在自发行股票日到其后6个月期间内（"受限制期限"）内，在美国进行股票的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让（除非股票的转让已在证券法下注册），或以任何其他不遵守S条例的方式进行邀约、出售、质押或另外转让。

(v) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(v) 认购人将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依照适用的州和外国证券法邀约、出售、质押或者转让股票。

(vi) The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi) 在受限制期限届满前，认购人未在美国参与任何股票的卖空或者任何关于股票的对冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(vii) Neither the Purchaser nor or any person acting on his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on his or her behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

(vii) 认购人或任何作为其代表的人士不能已参与或将参与任何直接将股票出售给美国人士的行为，且认购人和任何作为其代表的人士已遵守并将遵守证券法中S 条例的"邀约限制"要求。

(viii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

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16 (viii) 㜓 ॿ䇞䇑ࡂ 䙫ẋ㗺㜑 о ✏併 ഭ ⡪ ޵ 䙫 Ҡ ⮝✏ ᡆ о 併 ഭ ạ⣒ 亴 ℯ⭰ ᧂ ˈ Ṇ狠 㿴 䚯 䇱 ∟ 㲼㳏 ޼ 奨㰩 䇑ࡂ ᡆ 㖠 Ṹ Ḕ䙫ᷧ惏⇭ Ǆ (ix) Neither the Purchaser nor any person acting on his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares . The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U . S . or its territories, and only in compliance with any local applicable securities laws . (x) 䇔䍝 ạ ᡆ ỢἼὃ Ѫ ⅝Ị塏䙫ạ⣒㜑 䘋 堳 ᡆ 憮⎽ ሩ ṵ 傈䥏 ਟ 墒 ਸ⨶ 亴䇑 ⽘ ૽ 併 ഭ 䙫ⷩ ൪ ᛵ ߥ ǃ ⅝ 亶 ✗ ઼ 䍒ӗ 䙫堳 Ѫ Ǆ 䇔䍝 ạ ਼᜿ ᷴὦỢἼ ޣ ṵ 傈䥏 䙫⹦ ੺ ⇡ ⧠ ✏ ᣕ㓨 ᡆ 俬㜆⇱ ᡆ 俬✏ỢἼ⅓⅘ ൪ ᡰ ᕐ䍤 ˈ ᷴ ਁ 堳ỢἼ ޣ ṵ傈䥏䙫 䙊⸕ ˈ 䲔 狠⹦ ੺ ⋬ ਜ਼ 䇱 ∟㲼 S ᶑ ὲḔ䙫 䱸 䘠 ˈ ᒦ ᷻ἴṵ䦢 የ ᷻ᷴ✏併 ഭ ᡆ ⅝ 亶 ✆ ˈ ᒦ ᷻奨 䚥 ⾑ỢἼ ᖃ ✗ ਟ䘲 䔏䙫 䇱 ∟㲼 Ǆ (xi) The Purchaser has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A . (x) 䇔䍝 ạⷙẻ 㓶ᇑ䰵 ઼ ⭳ ᡀ 䱴 ᖅ A Ḕ䙫 ᣅ 䍴 ạ 䰞 ⍞ 䈳ḕ . 3 . 18 No Advertisements or Direct Selling Effort . The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting . The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares ; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein . 18. 䥨㭉⹦ ੺ᡆ 䛛 ᧕ ⇡ ୞ Ǆ 䇔䍝 ạ ⋑ 㛰䔘ṵ ᡆ 㔗 ⹦ ੺ ǃ 狄ờ ǃ 䙊⸕ᡆ ⅝ẽ✏ỢἼ ᣕ㓨 ǃ ᵲ ⾾ ˈ ᡆ ỢἼ ㊫ ἣ⩹Ἲ ᡆ ⭥㿶 㔝柚㜡 䖜 ᫝ᡆ ṹ 㚄㖁 ᡆ ✏ỢἼ ⹄䇘Պ ᡆ Պ䇞 䙫⅝ẽ⇡ ⡸ Ր ᫝ Ḳ ਾ 䇔䍝 傈䥏 Ǆ 䇔䍝 ạ㔝 䍝 傈䥏 ᒦ 狠⟡ṵ ˈ ᷻⅝凑庒ᷴ ৲о ˈ ỢἼ✏併 ഭ ⡪ ޵ޣ ṵ傈䥏 “ 䛛 ᧕ ⇡ ୞ ” ˄ 㿱 S ᶑ ὲḔ⮁ ѹ ˅ˈ ⋬ ᤜ Ѫ 傈䥏 䖜 ୞ 俳 䘋 堳䙫 ਟ 墒 ਸ⨶ 亴䇑 ⽘ ૽ 併 ഭ 䙫ⷩ ൪ ᛵ ߥ 堳 Ѫ ˗ Ἥ ᶑ ờ㘖 ˈ 䇔䍝 ạ ਟ Ọ 䙊 䗷䇱 ∟㲼⎱䛟 ޣ ⷅ 䇱 ∟㲼ᷲ䙫 傈䥏 㳏 ޼ ᡆ ሩ ṵ㳏 ޼㿴 ⮁䙫 䉱 ℴ ᡆ 㜓 ॿ䇞 Ḕ⏍⣽ ᡰ ὃ 㿴 ⮁ ሩ 傈䥏 䘋 堳⇡ ୞ᡆ ⏍⣽ ༴ 㖞 Ǆ 19. Economic Considerations . The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment . The Purchaser has relied solely on his or her own advisors .

17 19. 㓿⍾ ⛇ ㍐ Ǆ 䇔䍝 ạᷴ僤ᾄ 䎆 ṵ⅓ ਨᡆ ⅝ ޣ㚄 ᡆ Ị ⨶ ޣ ṵ㭋 ᣅ 䍴 Ḕ⋬ ᤜ 䙫 㓿⍾ ⛇ ㍐ Ǆ 䇔 䍝 ạ ӵ ᾄ 䎆 ṵ⅝ 亮䰞 Ǆ 20. Compliance with Laws . Any resale of the Shares during the “distribution compliance period” as defined in Rule 902 (f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S . Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction . The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any . 3 . 20 䚥 ⭯㲼⽲ Ǆ ỢἼ ṩᦞ S ᶑ ὲᷲ 902 ˄ f ˅ ᶑ 㬥✏ “ ਁ 堳 ਸ 㿴 㜆 ” ޵ 傈䥏 䙫 䖜 ୞ ⾬ 享ӵ ✏ 䚥 ⾑ S ᶑ ὲᷲ㳏 ޼ 䉱 ℴ ᶑ 㬥䙫 ᛵ ߥ䘋 堳 Ǆ 俳᷻ ˈ ỢἼ㭋 ㊫ ✏狠併 ഭ ㇑ 䗆 ✗䙫⇡ ୞ 奨 䚥 ⾑ ㇑ 䗆 ✗ 䙫㲼⽲ Ǆ 䇔䍝 ạᷴ僤✏ỢἼ ㇑ 䗆 ✗ ਁ ⇡⇡ ୞ᡆ 俬⇡ ୞ 傈䥏䙫 䚰 㓖 ˈ 䲔 狠 䇔䍝 ạ 㧧 ⽾ ᡰ 㛰奨 㰩䙫 ਼᜿ ˄ 㤕 㛰 ˅ Ǆ LEGENDS, ETC. 4 . 1 Legends . Each certificate representing the Shares, if any, shall be endorsed with the 4 following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws : 1. ḷ ⾾ Ǆ ỢἼ塏 ⧠ 傈䥏 䙫 䇱 㗵 ᓄ ⋬ ਜ਼ Ọᷲ ޵ ⮠䙫 ḷ ⾾傳 Җ ˈ 䱴 ⊇ 䘲 䔏 㚄 䛖ᡆ ⷅ 䇱 ∟㲼奨 㰩⋬ ਜ਼ 䙫 ḷ ⾾ ˖ “THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U . S . PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT . ” “ 䈕䇱 ∟ ӵ ੁ 狠併 ഭ ạ⣒ ˄ ާ Ἲ⮁ ѹ䈧৲㿱 併 ഭ 1933 ⹛ 䇱 ∟㲼 ˄ “ 䇱 ∟㲼 ” ˅ ⎱⅝ ؞ 㭊 Ṹ ˅ ᨀ ⇡ 䚰 㓖 ˈ 䈕䇱 ∟ ṩᦞ 䇱 ∟㲼 S ᶑ ὲ㜑✏併 ഭ䇱 ∟ẋ㗺 င ઈՊ 㳏 ޼ Ǆ ” “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION . HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT . ” “ 䲔 狠 ㅖਸ 䇱 ∟㲼 S ᶑ ὲ ǃ ṩᦞ 䇱 ∟㲼㳏 ޼㿴 ⮁ ˈ ᡆṩᦞਟ 䔏䙫㳏 ޼ 䉱 ℴ ˈ ᷴ⽾ 䖜䇙䈕䇱 ∟ Ǆ 䲔 狠 ㅖਸ 䇱 ∟㲼 㿴 ⮁ ˈ ᷴ⽾ 䘋 堳 ሩ ↙ẋ㗺 Ǆ ” 2. Company’s Refusal to Register Transfer of Shares . The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act .

4.2 公司拒绝登记股票转让:　　当如下情况发生时，公司应拒绝对相关股票转让进行登记:（i）该转让与S条例的相关内容不符；（ii）该转让未根据证券法项下提交的有效注册声明进行；（iii）该转让不符合证券法中的注册豁免规定。

5 **MISCELLANEOUS**

5 其他

5.1 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.1 费用与花费。除非此协议中有明确的相反规定，协议任一方应自行支付其与顾问、律师、会计师和其他专家有关的费用与花费，以及与此协议相关的谈判、准备、签署、交付和执行相关的其他花费。

5.2 Representations and Warranties. The representations and warranties of the Company and the Purchaser shall survive the Closing and delivery of the Shares.

5.2 陈述与保证。公司和认购人的陈述与保证在交割和股票的交付后依然有效。

5.3 Indemnification.

5.3 补偿

(i) The Purchaser agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

(i) 对于一切由于违反此协议中的或与之相关的陈述或保证或其不准确性而造成的损失、损害、债务和花费，认购人同意补偿并豁免公司及其董事、管理人员或代理人的责任。

(ii) The Company shall indemnify and hold harmless the Purchaser, its officers, agents and employees, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses that arise out of or are based upon (i) any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement and (ii) any untrue or alleged untrue statement of a material fact contained in the SEC Reports (or any reports filed or furnished by the Company with the SEC hereafter), or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) 公司应当在法律允许的范围内完全补偿并豁免认购人，认购人的管理人员，董

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事，代理人及雇员，每一个认购人的控制人（证券法15条的定义或者交易法20条的定义），以及此种控制人的管理人员，董事，代理人及雇员，包括一切损失，索赔，损害，责任，花费（包括但不限于合理的律师费），以及任何由以下情况产生或基于以下情况的费用（i）不论是否在此协议中，任何对签字人陈述和保证的违反或不准确的陈述，（ii）在证交会报告（或者此后公司提交或提供给证交会的任何报告）中存在的对重要事实的不实陈述或被指称的不实陈述，或者存在遗漏或被指称遗漏重大事实或必要的信息，进行误导。

5.4 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

5.4豁免，修订。此协议及其中的任何条款均不应被豁免、修订、修改、撤销或终止，除非被上述改动影响的一方以书面形式同意。

5.5 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.5条款标题与其他标题。本协议中的条款标题仅起参考作用，不应以任何方式影响本协议的意义和对其的解读。

5.6 Governing Law; Arbitration. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of Shanghai International Arbitration Center for any disputes arising out of or relating to this Agreement and the transactions contemplated hereby. The number of arbitrators shall be three, mutually appointed by the parties. The language of arbitration (including documents) will be English. The decision of the Arbitral Tribunal shall be final and binding.

5.6适用法律；仲裁。 无论纽约州法律对法律选择的原则有何规定，本协议均应受到美国纽约州的内部法律的管辖并根据该法律进行解释。协议双方在此作出不可撤销且无条件的约定：同意由上海国际仲裁中心管辖因本协议及因此拟进行的交易引起的争议。仲裁员数量为3名，由双方共同指定。仲裁语言（包括文件）为英语。仲裁裁决是终局的，对双方均有约束力。

5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5.7 副本。本协议可同时签署多份副本，任何一份副本在签署和交付后应视作一份正本，所有副本与正本共同构成同一份法律文书。

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5.8 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day:

5.8.1 if to the Purchaser:

The address included on the signature page.

5.8.2 if to the Company:

Helport AI Inc.

9171 Towne Center Dr Ste 335 San Diego 92122

Attn: Ethan Devine ; Shen Di

E-Mail: Ethan.devine@helport.ai ; Shendi@helport.ai

5.8 通知。本协议下的所有通知或其他通信必须采用书面形式，并在按以下方式递送后视为正式送达，直接递送或通过挂号信，要求收据，邮资预付，或通过传真或电子传递。如果于收件人所在时区下午6点前送达，送达时间为送达的工作日当天，若于下午6点后送达，则送达时间为下一个工作日（以发送方电传复印机生成的书面送达确认为准）：

5.8.1 如通知认购人：签字页中包括的地址。

5.8.2 如通知公司：

Helport AI Inc.

9171 Towne Center Dr Ste 335 San Diego 92122

电子邮箱：Ethan.devine@helport.ai; Shendi@helport.ai

5.9 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

5.9 约束效果。本协议的条款对协议双方以及其继承人、法定代表人、继任者、委任者具有法律约束力。

5.10 Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

5.10 完整协议。此协议（包括其中附件）构成双方就其主题事项达成的协议条款的全部和完整声明，任何其他由双方就其主题事项达成的书面或口头协议就此明确取消。

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21 5 . 11 Severability . If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction . It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable . 11. ਟ ⇭≙ ᙗ Ǆ ྲ 㜓 ॿ䇞 䙫ỢἼ ᶑ 㬥 ǃ 㿴 ⮁ ǃ ཱྀ 㓖 ᡆ䲀 ∝墒ỢἼ ᤕ 㛰 ਨ 㲼 ㇑ 䗆ᵳ 䙫 㲼 䲒 墨⮁ Ѫ 㗇㔯 ǃ 狠㲼 ǃ ᡆ ᷴ ਟ ᢗ 堳 ˈ 㜓 ॿ䇞 䙫⅝ẽ ᶑ 㬥 ǃ 㿴 ⮁ ǃ ཱྀ 㓖 ᡆ䲀 ∝ ሶ ؍ᤱ ⭳ ޘ 㛰㔯 ˈ ᒦ ᷴ⛇㭋✏ỢἼ㖠⻶ᷱ⎾∗⽘ ૽ ǃ ᦏ ✶ ᡆ ὃ ᓏ Ǆ ॿ䇞ৼ 㖠 ᓄቭ ⅝ ୶ ъ ᷱ ਸ⨶ 䙫⊑ ⊂ ᢮ ∗ ᒦᇎ 㖤㛦Ị㖠⻶ ˈ Ọ⎽⽾ ᤏ ṩᦞ 墒墨⮁䙫 ᶑ 㬥 ǃ 㿴 ⮁ ǃ ཱྀ 㓖 ᡆ䲀 ∝ 䗮 ∗䙫䛟 ਼ᡆ ⤎ 惏⇭䛟 ਼ 䙫 㔃 㞃 Ǆ 12. Remedies . In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement . The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate . 13. 㔸 ⍾ Ǆ 䲔 㛰 ᵳᇎ 㖤㜓 ॿ䇞 ᡆ 㲼⽲ 䍻 ṯ䙫 ᡰ 㛰 ᵳ ∐⋬ ᤜ ⎽⽾ 䎄گ 憸Ḳ⣽ ˈ 䇔䍝 ạ ઼ ⅓ ਨ 䘈 㛰 ᵳ ṩᦞ 㭋 ॿ䇞 ⽾∗ ⢩ ⮁ ን 堳 Ǆ ॿ䇞ৼ 㖠 ਼᜿ 憸 䫡䎄گ ਟ 僤㗇㲼 ሩ ⛇ 䘍 ⎴ỢἼ 㭋 ॿ䇞 Ḕ䙫 ѹ࣑ 䙐ᡀ 䙫 ᦏ ⤘ 䘋 堳嶚 ཏ 䙫 䎄گ ˈ ᒦ ਼᜿ ✏憸 䫡䎄گ ਟ Ọ 䘋 堳嶚 ཏ䎄گ 䙫 ᛵ ߥ ᷲ㔥 ᘜ ✏ỢἼ 䇹䇬 Ḕ奨㰩 ⢩ ⮁ ን 堳 Ǆ 13. Construction . The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto . 14. 姊 䟺 Ǆ ॿ䇞ৼ 㖠 ਼᜿ ৼ 㖠 ઼ / ᡆ ⅝ ਴ 凑䙫⽲ ᐸ ⷙ ᇑ䰵ᒦ 㛰㜡 Պ ؞ 䇒 㭋 ॿ䇞 Ǆ ⛇ 㭋 ˈ ⇡ ⧠ 㭎 ѹᰦ Ọ ሩ 䎧㥹 㖠ᷴ∐䙫㖠⻶姊 䟺 䙫ᷧ 㡜ᙗ 㿴ࡉ ᷴ 䘲 䔏ṵ㜓 ॿ䇞 ᡆ ỢἼ ؞ 䇒 䙫姊 䟺 Ǆ 15. Further Assurances : Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement . The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder . 5 . 14 䘋 ᷧ㭌 ؍ 䇱 Ǆ ॿ䇞ৼ 㖠 ᓄ ᷴ ᰦ ✗ ṩᦞ ሩ 㖠䙫奨㰩 ˈ Ѫ ⭳ ᡀ 㜓 ॿ䇞 Ḕ 㓖 ⮁ ˈ ✏ ᡰ 㛰 ਸ⨶ 奨㰩ᷲ ˈ 憮⎽ 䘋 ᷧ㭌堳 ࣘ ઼ ẋế 䘋 ᷧ㭌䙫ⷌ ާ ǃ ཱྀ 㓖 ઼ 狄ờ Ǆ ॿ䇞ৼ 㖠✏㭋 ਼᜿ 䈊ᇎᒦⵏ䈊 ✗ ን 堳 ਴ 凑✏㭋 ॿ䇞 Ḕ䙫 ѹ࣑ Ǆ

22 5 . 15 Waivers . No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter . 15. 䉱 ℴ Ǆ ॿ䇞 ỢἼᷧ㖠 ሩ 㜓 ॿ䇞 䙫ỢἼ ᶑ 㬥 ǃ ᶑ ờ ᡆ 奨㰩䙫ỢἼ 䉱 ℴ✮ᷴ ᓄ 墒 㿶 ὃ ሶᶕ 䙫 ᤱ 㔝 ᙗ䉱 ℴ ˈ ᡆ ሩ ⅝ẽỢἼ ᶑ 㬥 ǃ ᶑ ờ ᡆ 奨㰩䙫 䉱 ℴ Ǆ 㤕 ॿ䇞 ỢἼᷧ㖠⻝ 䘏 ᡆ 㜑僤 ን 堳㜓 ॿ䇞 Ḕ䙫ỢἼ ᵳ ∐ ˈ ᷴ ᓄሩ 㭋 ᵳ ∐✏Ḳ ਾ 䙫 ን 堳✏ỢἼ㖠⻶ᷱ 䙐ᡀ ᦏ ⮚ Ǆ 16. Successors and Assigns . This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided , however , that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company, after notice duly given by the Purchaser to the Company provided , that no such assignment or obligation shall affect the obligations of the Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser . The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties . Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement . 16. 㔗 ᢯ ạ ઼ 䖜䇙 Ǆ ✏ ⋑ 㛰⽾∗ ॿ䇞 ⏍ᷧ㖠 ᨀ ∴ Җ 杉 ਼᜿ ✗ ᛵ ߥ ᷲ ˈ ॿ䇞 䙫Ợᷧ 㖠✮ᷴ僤 ሶ 㭋 ॿ䇞䘋 堳 䖜䇙 Ǆ Ἥ㘖 ṩᦞ 㚄 䛖઼ ⷅ 䇱 ∟㲼 ᒦ ✏㭋 ॿ䇞 Ḕ㛰䛟⎴ 㿴 ⮁䙫 ᛵ ߥ ᷲ ˈ 䇔䍝 ạ ਟ Ọ ሶ ⅝ ᵳ ∐ ઼ ѹ࣑ ޘ 惏 ᡆ 惏⇭ 䖜䇙㔉 ˄ i ˅ Ӿ䇔䍝 ạ ༴ 䙊 䗷 䦨ᷲẋ㗺 㧧 ⽾⅝ ޘ 惏 ᡆ 㔍 ⤎惏⇭傈䥏䙫 ㅜ ᷰ㖠 ᡆ ˄ ii ˅ 䇔䍝 ạ䙫ᷲ ኎ ḢἺ Ǆ ᷱ 䘠 Ợᷧ ᛵ ߥ ✮ᷴ奨㰩⅓ ਨᡆ ⅝ẽ ৲ о 㭋 䚰 㓖 䙫 䇔䍝 ạ ᨀ ᾂ ᨀ ∴ Җ 杉 ਼᜿ ˈ Ἥ 䇔䍝 ạ ᓄ Ṳℯ ੁ ⅓ ਨਸ 㲼 ᨀ ᾂ 䙊⸕ ˈ 䈤 㗵 䈕䖜䇙 ᷴ Պ ⽘ ૽ॿ䇞 Ḕ䙫 䇔䍝 ạ䙫ỢἼ ѹ࣑ ˈ ᷻⎾ 䇙 㖠 Җ 杉 ਼᜿ ⎾∗ 䘲 䔏ṵ 䇔䍝 ạ䙫 ޣ ṵ墒 䖜 䇙 䇱 ∟䙫 ᶑ 㬥 Ǆ 㭋 ॿ䇞 Ḕ䙫 ᶑ 㬥 ᓄ 䘲 䔏ṵ ᒦ㓖 㝆 ॿ䇞ৼ 㖠⽾∗ ਼᜿ 䙫 㔗 ᢯ ạ ઼ ⎾ 䇙 㖠 Ǆ 㜓 ॿ䇞 Ḕ ⋑ 㛰ỢἼ㗵䡕 ᡆ 䳀 ਜ਼ ᶑ 㬥㘖 Ѫ ṭ 䍻 ṯ 䲔 ॿ䇞ৼ 㖠 ᡆ ⅝䛟 ᓄ 䙫 㔗 ᢯ ạ ઼ ⎾ 䇙 㖠Ọ ⣽䙫ỢἼ ᖃ Ṳạ㭋 ॿ䇞 Ḕ䙫ỢἼ ᵳ ∐ ǃ 䎄گ ǃ ѹ࣑ ᡆ 䍏٪ ˈ 䲔 狠㭋 ॿ䇞 ⏍㛰㗵䡕 㿴 ⮁ Ǆ 17. Choice of Language . This Agreement is written in English and Chinese . If there is any inconsistency between the Chinese and English version, the English version shall prevail . 5.17 䈝 姧 䘹ᤙ Ǆ 㜓 ॿ䇞 Ọ 㤡 狄 ઼ Ḕ狄 㕆߉ Ǆ ᖃ Ḕ狄 о 㤡 狄 ॿ䇞 狄㜓 ޵ ⮠ᷴᷧ凛 ᰦ ˈ Ọ 㤡 狄 ॿ䇞Ѫ ↭ Ǆ [Signature Pages Follow] Ǐ л 亥Ѫㆮ ᆇ 亥 ǐ

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof. Ọᷲ ㆮ ⬾ạ✏ ॿ䇞 ㅜ ᷧ 亥 ᡰ䘠 㗌㜆 ㆮ 㖢 㜓 ॿ䇞 ˈ Ọ㘔 ؑ ⭯ Ǆ Company : Helport AI Limited 23 By: 䔘 ˖ Name: Guanghai Li Title: Chief Executive Officer [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOR THE PURCHASER FOLLOWS] Ǐ ᵜ 亥 ࢙л䜘࠶⢩᜿⮉オ ˈ л 亥Ѫ䇔䍝 ạ ㆮ ᆇ 亥 ǐ

PURCHASER SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

认购协议 认购人签字页

The Purchaser hereby elects to purchase 125,000 Ordinary Shares at a per share price of $4.00 for a total purchase price of $500,000.00.

认购人在此决定以500,000美元的总金额购买125000股普通股，每股4美元。

Date (NOTE: To be completed by the Purchaser): October 2, 2025

日期（注：由认购人填写）：2025年10月2日。

Youth Spring Limited

Name of Purchaser

认购人名称

Company No.: 69396

Identification Number Co

识别号

By:

由： ______________________

Name（姓名）: CAI Jinghua

Title（职位）: Director

Samoa

Jurisdiction of Organization

成立所在地的管辖区

Date: October 2, 2025

日期: 2025年10月2日

Address: Vistra Corporate Services Centre,

地址 Ground Floor NPF Building,

Beach Road, Apia, Samoa

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25 Exhibit A 䳋 ᖅ A INVESTOR SUITABILITY QUESTIONNAIRE FOR NON - U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S 㪺 䍴 㑷 䬐㴋㦣 䈳ḕ ポ S ᶑ ṉ 902 㿴ࡉ ㉸ 燝 䖤 ഭ 㪺 䍴 䗕 マ CONFIDENTIAL ㍃㟤 Helport AI Limited (the “ Company ”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Helport AI Limited (“ ⅓ ਨ ”) ሶ ὦ䔏Ọᷲ ሩ䰞 ⍞䙫⛅ ㆄ ∋ ᯝ ▌ ✏ ᣅ 䍴 俬㘖 ੖ ✏ 㚄 䛖઼ ⷅ 䇱 ∟㲼ᷲ 䘲Ṭ Ǆ Please complete , sign , date and return one copy of this questionnaire as soon as possible, via mail or facsimile, to: 䈧ቭ ᘛ ⭳ ᡀ ǃ ㆮ ⬾ ǃ 㳏㗵㗌㜆 ᒦሶ 㭋 䰞 ⍞䙫 ༽ ⍗ờ ˈ 䙊 䗷䛞 ᇴᡆ Րⵏ 㖠⻶ ਁ ⛅ 凚 ˖ E - mail: ethan.devine@helport.ai ⭥ ⬷ 䛞 ㇡ : ethan.devine@helport.ai

Name: 姓名:	Youth Spring Limited

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

（显示在证券上的准确姓名）

1. Please indicate the country in which you maintain your principal address and how long you have maintained your principal address in that country.

   请填写您主要居住地国家及居住在此国家的时间。

Country: Samoa

国家：

Duration: Since June 3, 2015

期间：

Address: Vistra Corporate Services Centre

Ground Floor NPF Building,

Beach Road, Apia, Samoa

地址：

Email Address: jinghuacai@gmail.com

电子邮件： jinghuacai@gmail.com

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，公司可能将此问卷出示给有关人士以证明公司认为在联邦和州证券法下此股票认购可以适用登记豁免。您表示在此问卷内填写的信息是真实及正确的，且您知悉公司及其代表将依此信息的真实准确性遵守联邦和州证券法律。您同意，在投

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䍴 ∴ ቡ ∴ 䘠ؑ᚟ਟ 僤⇡ ⧠ 䙫ỢἼ㔠 ࣘሶ ⎱ ᰦ 䙊⸕ ⅓ ਨ Ǆ For and on behalf of Youth Spring Limited (Signature) ˄ ㆮ ਽ ˅ CAI Jinghua, Director Name and title/capacity of signing party ㆮ ⬾㖠䙫 ਽ 〠 ᡆ 庒 ԭ Cai Jinghua , Director Date: October 2, 2025 㗌㜆 ˖ 27

28 I. NON - INDIVIDUAL INVESTORS 䐝 1 徦⃄ 燝 њ ᵸ 㪺 䍴 㑷 · If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity. ྲ 㞃 ሶ 㛰⤁ṵᷧ њ 䛟 ޣᇎ Ἲ 䘋 堳 ᣅ 䍴 ˈ 䈧Ѫ 㮶ᷧ њ ᇎ Ἲ ਴ ⭳ ᡀ ᷧ ԭ 㭋 䈳ḕ · PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED. 䈧 ᨀ ᾂ ᡀ 狏 ᡰ ✏ ഭ ⮝⇡ ާ 䙫 ᡀ 狏狄ờ䙫 ༽ ⍗ờ INITIAL EACH BOX TRUE OR FALSE 㘪 㪍 њ 圦 㴋 ޵ 㓭 㪂㔩䉵 ḋ 䖓 ປ 熹 㜨㔠 桔 㞨 㪋 Disclosure of Foreign Ownership . ⣽ ഭ ᡰ 㛰 ᵳ ؑ᚟ᣛ 朙 1. True True 㘖 False ੖ You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a "Foreign Entity") . ᛘѪ 狠併 ഭ ᡆ ỢἼ併 ഭ ⡪ ޵ ᡆᡰ 㛰 ㇑ 䗆ᵳ 䙫ⷅ䙫㲼⽲ ㇑ 䗆ᵳ ᷲ ᡀ 狏䙫 ᇎ Ἲ ˄ ᷧ њ “ ⣽ ഭᇎ Ἲ ” ˅ True 㘖 False ੖ 2. True You are a corporation of which, in the aggregate, more than one - fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a "Foreign Corporation")

您是一个总共超过四分之一的股票或表决权由外国公民、外国实体、外国公司（下述定义）或外国合伙（下述定义）拥有的公司（一个"外国企业"）

3.	____False______ True 是 False 否	You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a "Foreign Partnership") 您是一个一般或有限合伙，其中任何一般或有限合伙人是外国公民、外国实体、外国政府、外国公司或外国合伙（下述定义）（一个"外国合伙"）
4.	_____False_____ True 是 False 否	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above. 您是上述第1项至第3项所列的任何实体的代表人、或被其所控制的实体。

Verification of Status as a Non-"U.S. Person" under Regulation S.

S条例下非美国人士的身份确认

1.	____False______ True 是 False 否	You are a partnership or corporation organized or incorporated under the laws of the United States. 您是美国法律下所组织或成立的合伙或公司。
2.	____False______ True 是 False 否	You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you

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may answer "False."

您产权的执行人或管理人是美国人。如果前述为"是"，但是美国籍的执行人或管理人是一名职业财产信托人且（1）有另一名非美国籍的执行人或管理人共同或独自就产权资产作出投资决定；且（2）产权受外国法律约束，请回答"否"。

3. ___False _____ True 是 False 否

You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer "False."

您为受托人是美国人士的信托。如果前述为"是"，但是美国籍的受托人是职业财产信托人且（1）有另一名非美国籍的受托人共同或独自就信托资产作出投资决定，且（2）无美国籍的信托受益人，请回答"否"。

4. _____False _____ True 是 False 否

You are an agency or branch of a foreign entity located in the United States.

您是位于美国的外国实体的代理方或分支。

5. _____False _____ True 是 False 否

You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

您是证券经纪人或财产信托人为美国人的账户或其利益持有的非全权买卖或相似账户（除产权或信托）。

6. _____False _____ True 是 False

You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such

30

否 account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer "False."

您是美国境内证券经纪人或其他组织或成立、或居住（如果非个人）的信托所持有的全权买卖账户。如果前述为"是"，但是此账户为美国境内的证券经纪人或其他组织、成立、或居住的职业信托为非美国人账户或其利益持有的账户，请回答"否"。

7. ___False ______ True 是 False 否

You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer "False."

您是由美国人在任何外国管辖权法律下成立的为未经证券法注册的证券投资合伙或公司。如果前述为"是"，但您曾由合资格的投资者（非自然人、产权或信托）所成立或建立且拥有（D条例下501（a）款定义），请回答"否"。

8. ___False ______ True 是 False 否

You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

您是按照非美国的国家的法律或惯用做法和文件建立和管理的职工福利计划。

9. ______False ____ True 是 False

You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid

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32 ੖ business reasons ; (ii) engaged in the business of insurance or banking ; and (iii) subject to substantive insurance or banking regulation, respectively, where located . ᛘ 㘖✏併 ഭ ⡪⣽䙫併 ഭ ạ⣒䙫Ị ⨶ ạ ᡆ ⇭㔖 ˄ 1 ˅ Ѫ 㛰 㔯 ъ࣑ ⎆䔘 㓿㩕 ˗ ˄ 2 ˅ ৲о ؍ 䲙 ᡆ 䬦 堳 ъ࣑ ˗ ᷻ ˄ 3 ˅ ⎾ ᡰ ✏✗ ާ Ἲ ؍ 䲙 ᡆ 䬦 堳 㿴 ⮁ 㓖 㝆 Ǆ 10. False You are the International Monetary Fund, the International True 㘖 False ੖ Bank for Reconstruction and Development, the Inter - American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans . ᛘ 㘖 ഭ䱵䍗ᐱ ⟡憸 ǃ Ѫ 憴⻡ ᡆ ਁ ኅ 䙫 ഭ䱵䬦 堳 ǃ 併 ഭ ⡪ ޵ਁ ኅ 䬦 堳 ǃ ӊ ⍢ ਁ ኅ 䬦 堳 ǃ 狠 ⍢ ਁ ኅ 䬦 堳 ǃ 㚄 ਸ ഭ ᡆ ẽ Ԝ ⅝ᷧ䙫Ị ⨶ 㖠 ǃ ޣ㚄 㖠 ᡆ ޫ 狑 䇑ࡂ Ǆ

II. SIGNATURE 䐝 2 徦⃄ ㆮ 㞨 You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws . You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with U . S . federal and state securities laws . You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment . ᛘ ਼᜿ ˈ ⅓ ਨਟ 僤 ሶ 㭋 䰞 ⍞⇡䤡 㔉 㛰 ޣ ạ⣒Ọ 䇱 㗵⅓ ਨ 䇔Ѫ ✏ 㚄 䛖઼ ⷅ 䇱 ∟㲼ᷲ㭋 傈䥏 䇔䍝 ਟ Ọ 䘲 䔏䙢 䇠 䉱 ℴ Ǆ ᛘ 塏䤡✏㭋 䰞 ⍞ ޵ປ߉ 䙫 ؑ᚟ 㘖 ⵏᇎ ⎱㭊䡕䙫 ˈ ᷻ ᛘ ⸕ᚹ 㜓⅓ ਨ ⎱⅝Ị塏 ሶ ᾄ㭋 ؑ᚟ 䙫 ⵏᇎ ↭䡕 ᙗ䚥 ⭯ 㚄 䛖઼ ⷅ 䇱 ∟㲼⽲ Ǆ ᛘ ਼᜿ ˈ ✏ ᣅ 䍴 ∴ ቡ ∴ 䘠ؑ᚟ਟ 僤⇡ ⧠ 䙫ỢἼ㔠 ࣘሶ ⎱ ᰦ 䙊⸕ 㜓⅓ ਨ Ǆ Name of Entity: Youth Spring Limited ᇎ Ἲ ਽ 〠 : Youth Spring Limited (Signature) ˄ ㆮ ⬾ ˅ : CAI Jinghua Name of Signing Party ㆮ ⬾㖠 ਽ 〠 : CAI Jinghua Director Title of Signing Party ㆮ ⬾㖠 㙼 ἴ ˖ Director Date: 㗌㜆 ˖ October 2, 2025 October 2, 2025 33